Exhibit 99.1

        IASIS Healthcare Announces Third Quarter 2007 Results

    FRANKLIN, Tenn.--(BUSINESS WIRE)--Aug. 7, 2007--IASIS Healthcare(R) LLC ("IASIS") today announced financial and operating results for the fiscal third quarter and nine months ended June 30, 2007. Consolidated results for the third quarter and the nine months ended June 30, 2007, include the operations of Glenwood Regional Medical Center in West Monroe, Louisiana, which was acquired effective January 31, 2007, and Alliance Hospital in Odessa, Texas, which was acquired effective May 31, 2007, and immediately merged into Odessa Regional Hospital to form Odessa Regional Medical Center.

    Net revenue for the third quarter totaled $470.6 million, an increase of 11.8%, compared with $421.0 million for the prior year quarter. Adjusted EBITDA for the third quarter totaled $55.2 million, compared with $62.5 million for the prior year quarter. A table describing adjusted EBITDA and reconciling net earnings to adjusted EBITDA is included in this press release in the attached Supplemental Consolidated Statements of Operations Information. Net earnings for the third quarter totaled $6.3 million, compared with $15.9 million for the prior year quarter.

    IASIS' results for the third quarter include a loss on extinguishment of debt of $6.2 million associated with the refinancing of its senior secured credit facilities and $1.5 million in business interruption insurance recoveries received in connection with the final settlement of the insurance claim associated with the temporary closure and disruption of operations at The Medical Center of Southeast Texas, in Port Arthur, Texas, as a result of Hurricane Rita. The prior year quarter included $8.3 million in business interruption insurance recoveries. In addition, results for the third quarter include $2.5 million in pre-opening losses, compared with $90,000 in the prior year quarter, associated with Mountain Vista Medical Center, the Company's new hospital in Mesa, Arizona, which opened on July 23, 2007.

    Admissions and adjusted admissions increased 10.1% and 8.3%, respectively, in the third quarter compared with the prior year quarter. Net patient revenue per adjusted admission in the third quarter increased 4.9% compared with the prior year quarter. On a same-facility basis, admissions increased 0.2% and adjusted admissions declined 0.3%, respectively, while net patient revenue per adjusted admission increased 5.7% compared with the prior year quarter.

    In commenting on the quarterly results, David R. White, chairman and chief executive officer of IASIS, said, "We are pleased with our continued growth in net revenue, as well as our efforts to begin to ensure a successful integration of our recently acquired hospitals. Additionally, we are pleased with the contribution these hospitals are currently making to our overall success. We are excited about the opening of Mountain Vista Medical Center and believe that the hard work and dedication of our employees will make our new facility a valuable addition to its community and to IASIS."

    Net revenue for the nine months ended June 30, 2007, totaled $1.360 billion, an increase of 11.6%, compared with $1.218 billion for the same prior year period. Adjusted EBITDA for the nine months ended June 30, 2007, totaled $176.5 million, compared with $159.7 million for the same prior year period. Net earnings for the nine months ended June 30, 2007, totaled $33.8 million, compared with $28.5 million for the same prior year period.

    Admissions and adjusted admissions increased 8.8% and 6.8%, respectively, for the nine months ended June 30, 2007, compared with the same prior year period. For the nine months ended June 30, 2007, net patient revenue per adjusted admission increased 5.2% compared with the same prior year period. On a same-facility basis, admissions and adjusted admissions increased 3.0% and 1.9%, respectively, while net patient revenue per adjusted admission increased 5.7% for the nine months ended June 30, 2007, compared with the same prior year period.

    IASIS' uninsured discount program, which became effective during the third quarter of fiscal 2006, resulted in $12.9 million and $38.3 million in discounts being provided to uninsured patients during the third quarter and nine months ended June 30, 2007, respectively, compared with $6.8 million in each of the same prior year periods. The Company's uninsured discount program had the effect of reducing net revenue and the provision for bad debts by generally corresponding amounts. On a same-facility basis, adjusting for the impact of uninsured discounts, net patient revenue per adjusted admission increased 7.2% and 8.9% in the third quarter and nine months ended June 30, 2007, respectively, compared with the same prior year periods. A table describing the impact of adjusting for the uninsured discount program is included in this press release in the attached Supplemental Operating Measures Adjusted for Comparative Analysis.

    On April 27, 2007, IASIS announced the completion of a transaction to refinance its existing credit facilities, increase its borrowing capacity and repurchase equity from the shareholders of its parent company, IASIS Healthcare Corporation. The new financing includes $854 million in Senior Secured Credit Facilities and $300 million in Holdings Senior Paid-In-Kind ("PIK") Loans. The $300 million Holdings Senior PIK Loans were borrowed by IASIS' parent company.

    A listen-only simulcast and 30-day replay of IASIS' third fiscal quarter conference call will be available by clicking the "For
Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on August 7, 2007. A copy of this press release will also be available on the Company's website.

    IASIS, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS owns or leases 16 acute care hospitals and one behavioral health hospital with a total of 2,693 beds in service and has total annual net revenue of approximately $1.8 billion. These hospitals are located in six regions: Salt Lake City, Utah; Phoenix, Arizona; Tampa-St. Petersburg, Florida; three cities in Texas, including San Antonio; Las Vegas, Nevada; and West Monroe, Louisiana. IASIS recently opened Mountain Vista Medical Center, a new 176-bed hospital located in Mesa, Arizona. IASIS also owns and operates a Medicaid and Medicare managed health plan in Phoenix that serves over 119,000 members. For more information on IASIS, please visit the Company's website at www.iasishealthcare.com.

    Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, statements about the benefits of the recently announced Alliance Hospital acquisition, including future financial and operating results, the Company's plans, objectives, expectations and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. Those risks and uncertainties include, among others, the risks and uncertainties related to our ability to generate sufficient cash to service our existing indebtedness, our substantial level of indebtedness that could adversely affect our financial condition, our ability to retain and negotiate favorable contracts with managed care plans, changes in legislation that may significantly reduce government healthcare spending and our revenue, our hospitals' competition for patients from other hospitals and healthcare providers, our hospitals facing a growth in bad debts resulting from increased self-pay volume and revenue, our ability to recruit and retain quality physicians, our hospitals' competition for staffing which may increase our labor costs and reduce profitability, our failure to consistently enhance our hospitals with the most recent technological advances in diagnostic and surgical equipment that would adversely affect our ability to maintain and expand our markets, our failure to comply with extensive laws and government regulations, the outcome of (and expenses incurred in connection with) an ongoing Office of Inspector General investigation, the possibility that we may become subject to federal and state investigations in the future, our ability to satisfy regulatory requirements with respect to our internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, a failure of our information systems that would adversely affect our ability to properly manage our operations, an economic downturn or other material change in any one of the regions in which we operate, potential liabilities because of claims brought against our facilities, increasing insurance costs that may reduce our cash flows, the impact of certain factors, including severe weather conditions and natural disasters, on our revenue and volume trends at our hospitals, our ability to control costs at Health Choice Arizona, Inc., the possibility of Health Choice Arizona, Inc.'s contract with the Arizona Health Care Cost Containment System being discontinued or experiencing materially reduced reimbursements, significant competition from other healthcare companies and state efforts to regulate the sale of not-for-profit hospitals that may affect our ability to acquire hospitals, difficulties with the integration of acquisitions, including Glenwood Regional Medical Center and Alliance Hospital, that may disrupt our ongoing operations, difficulties with the opening of our new hospital that may require unanticipated start-up costs, the significant capital expenditures that would be involved in the construction of other new hospitals that could have an adverse effect on our liquidity, the rising costs for construction materials and labor that could have an adverse impact on the return on investment relating to our new hospital and other expansion projects, state efforts to regulate the construction or expansion of hospitals that could impair our ability to operate and expand our operations, our dependence on key personnel, the loss of one or more of which could have a material adverse effect on our business, potential responsibilities and costs under environmental laws that could lead to material expenditures or liability, the possibility of a decline in the fair value of our reporting units that could result in a material non-cash charge to earnings and those risks, uncertainties and other matters detailed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



                         IASIS HEALTHCARE LLC
          Consolidated Statements of Operations (Unaudited)
                            (in thousands)


                             Quarter Ended        Nine Months Ended
                           ------------------- -----------------------
                                June 30,               June 30,
                           ------------------- -----------------------
                             2007      2006       2007        2006
                           --------- --------- ----------- -----------
Net revenue:
  Acute care revenue       $357,254  $314,994  $1,030,212  $  919,855
  Premium revenue           113,371   105,969     329,949     298,541
                           --------- --------- ----------- ----------
    Total net revenue       470,625   420,963   1,360,161   1,218,396

Costs and expenses:
  Salaries and benefits     148,671   120,325     414,020     351,332
  Supplies                   55,503    48,814     158,130     143,742
  Medical claims             94,009    90,141     274,243     253,570
  Other operating expenses   76,324    65,762     214,658     181,850
  Provision for bad debts    33,892    32,800      99,757     110,302
  Rentals and leases          8,577     8,913      26,266      26,256
  Interest expense, net      17,834    17,438      52,074      52,376
  Depreciation and
   amortization              19,782    16,251      54,882      54,667
  Management fees             1,187     1,047       3,560       3,142
  Loss on extinguishment of
   debt                       6,229         -       6,229            -
  Business interruption
   insurance recoveries      (1,525)   (8,320)     (3,443)     (8,320)
                           --------- --------- ----------- -----------
    Total costs and
     expenses               460,483   393,171   1,300,376   1,168,917

Earnings before gain (loss)
 on disposal of assets,
 minority interests and
 income taxes                10,142    27,792      59,785      49,479
Gain (loss) on disposal of
 assets, net                     70      (710)     (1,243)       (840)
Minority interests             (800)   (1,718)     (3,654)     (2,388)
                           --------- --------- ----------- -----------

Earnings before income
 taxes                        9,412    25,364      54,888      46,251
Income tax expense            3,104     9,452      21,042      17,756
                           --------- --------- ----------- -----------

Net earnings               $  6,308  $ 15,912  $   33,846  $   28,495
                           ========= ========= =========== ===========





                         IASIS HEALTHCARE LLC
                     Consolidated Balance Sheets
                            (in thousands)


                                                 June 30,    Sept. 30,
                                                   2007        2006
                                               ------------ ----------
                                                (Unaudited)
                                ASSETS

Current assets:
  Cash and cash equivalents                    $        476 $   95,415
  Accounts receivable, net                          228,135    182,452
  Inventories                                        40,935     34,299
  Deferred income taxes                              25,208     41,416
  Prepaid expenses and other current assets          51,365     41,841
                                               ------------ ----------
    Total current assets                            346,119    395,423

Property and equipment, net                         953,815    727,048
Goodwill                                            756,479    756,479
Other intangible assets, net                         36,750     39,000
Other assets, net                                    47,367     49,885
                                               ------------ ----------
    Total assets                               $  2,140,530 $1,967,835
                                               ============ ==========

                        LIABILITIES AND EQUITY

Current liabilities:
  Accounts payable                             $     72,787 $   73,351
  Salaries and benefits payable                      40,910     29,082
  Accrued interest payable                            7,806     19,965
  Medical claims payable                             78,804     81,822
  Other accrued expenses and other current
   liabilities                                       58,705     49,087
  Current portion of long-term debt and capital
   lease obligations                                  8,509      7,432
                                               ------------ ----------
    Total current liabilities                       267,521    260,739

Long-term debt and capital lease obligations      1,022,610    889,513
Deferred income taxes                                82,289     81,179
Other long-term liabilities                          48,269     47,611
Minority interests                                   36,085     32,297

Equity:
  Member's equity                                   683,576    656,496
                                               ------------ ----------
    Total liabilities and equity               $  2,140,530 $1,967,835
                                               ============ ==========





                         IASIS HEALTHCARE LLC
          Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)


                                                   Nine Months Ended
                                                        June 30,
                                                  --------------------
                                                     2007      2006
                                                  ---------- ---------
Cash flows from operating activities:
  Net earnings                                    $  33,846  $ 28,495
  Adjustments to reconcile net earnings to net
   cash provided by operating activities:
    Depreciation and amortization                    54,882    54,667
    Amortization of loan costs                        2,227     2,209
    Minority interests                                3,654     2,388
    Deferred income taxes                            17,319    16,959
    Loss on disposal of assets, net                   1,243       840
    Loss on extinguishment of debt                    5,091         -
    Changes in operating assets and liabilities,
     net of the effect of acquisitions:
      Accounts receivable                           (29,383)  (17,254)
      Inventories, prepaid expenses and other
       current assets                               (11,061)  (14,441)
      Accounts payable, other accrued expenses and
       other accrued liabilities                      1,221    30,719
                                                  ---------- ---------
         Net cash provided by operating activities   79,039   104,582

Cash flows from investing activities:
  Purchases of property and equipment              (150,819)  (93,246)
  Cash paid for acquisitions, net                  (143,349)        -
  Proceeds from sale of assets                          986         -
  Change in other assets                              4,409      (176)
                                                  ---------- ---------
         Net cash used in investing activities     (288,773)  (93,422)
                                                  ---------- ---------

Cash flows from financing activities:
  Payment of debt and capital lease obligations    (611,163)   (5,989)
  Proceeds from debt borrowings                     740,300         -
  Debt financing costs incurred                      (7,890)        -
  Distribution to parent for debt financing costs    (6,586)        -
  Distribution of minority interests                 (3,387)   (1,702)
  Proceeds from sale of partnership interests         3,521     4,497
                                                  ---------- ---------
        Net cash provided by (used in) financing
         activities                                 114,795    (3,194)
                                                  ---------- ---------

Increase (decrease) in cash and cash equivalents    (94,939)    7,966
Cash and cash equivalents at beginning of period     95,415    89,097
                                                  ---------- ---------
Cash and cash equivalents at end of period        $     476  $ 97,063
                                                  ========== =========

Supplemental disclosure of cash flow information:
  Cash paid for interest                          $  70,140  $ 63,756
                                                  ========== =========
  Cash paid for income taxes, net                 $   7,254  $    514
                                                  ========== =========
  Cash paid in loss on extinguishment of debt     $   1,138  $      -
                                                  ========== =========





                         IASIS HEALTHCARE LLC
                   Segment Information (Unaudited)
                            (in thousands)


                          For the Quarter Ended June 30, 2007
                               Health
                 Acute Care     Choice    Eliminations   Consolidated
                 ----------- ------------ ------------- --------------
Acute care
 revenue         $  357,254  $          - $          -   $    357,254
Premium revenue           -       113,371            -        113,371
Revenue between
 segments             2,933             -       (2,933)             -
                 ----------  ------------ ------------  -------------
  Net revenue       360,187       113,371       (2,933)       470,625

Salaries and
 benefits           144,818         3,853            -        148,671
Supplies             55,444            59            -         55,503
Medical claims            -        96,942       (2,933)        94,009
Other operating
 expenses            72,437         3,887            -         76,324
Provision for bad
 debts               33,892             -            -         33,892
Rentals and
 leases               8,237           340            -          8,577
Business
 interruption
 insurance
 recoveries          (1,525)            -            -         (1,525)
                 ----------  ------------ ------------  -------------
  Adjusted EBITDA
   (1)               46,884         8,290            -         55,174

Interest expense,
 net                 17,834             -            -         17,834
Depreciation and
 amortization        18,893           889            -         19,782
Loss on
 extinguishment
 of debt              6,229             -            -          6,229
Management fees       1,187             -            -          1,187
                 ----------  ------------ ------------  -------------
Earnings before
 gain on disposal
 of assets,
 minority
 interests and
 income taxes         2,741         7,401            -         10,142
Gain on disposal
 of assets, net          70             -            -             70
Minority
 interests             (800)            -            -           (800)
                 ----------  ------------ ------------  --------------
  Earnings before
   income taxes  $    2,011  $      7,401 $          -   $      9,412
                 =========== ============ ============= ==============
Segment assets   $1,993,320  $    147,210                $  2,140,530
                 =========== ============               ==============
Goodwill         $  750,722  $      5,757                $    756,479
                 =========== ============               ==============

                          For the Quarter Ended June 30, 2006
                 -----------------------------------------------------
                               Health
                 Acute Care     Choice    Eliminations   Consolidated
                 ----------- ------------ ------------- --------------
Acute care
 revenue         $  314,994  $          - $          -   $    314,994
Premium revenue           -       105,969            -        105,969
Revenue between
 segments             2,538             -       (2,538)             -
                 ----------- ------------ ------------- --------------
  Net revenue       317,532       105,969       (2,538)       420,963

Salaries and
 benefits           117,031         3,294            -        120,325
Supplies             48,737            77            -         48,814
Medical claims            -        92,679       (2,538)        90,141
Other operating
 expenses            62,365         3,397            -         65,762
Provision for bad
 debts               32,800             -            -         32,800
Rentals and
 leases               8,665           248            -          8,913
Business
 interruption
 insurance
 recoveries          (8,320)            -            -         (8,320)
                 ----------- ------------ ------------- --------------
  Adjusted EBITDA
   (1)               56,254         6,274            -         62,528

Interest expense,
 net                 17,438             -            -         17,438
Depreciation and
 amortization        15,400           851            -         16,251
Management fees       1,047             -            -          1,047
                 ----------- ------------ ------------- --------------
Earnings before
 loss on disposal
 of assets,
 minority
 interests and
 income taxes        22,369         5,423            -         27,792
Loss on disposal
 of assets, net        (710)            -            -           (710)
Minority
 interests           (1,718)            -            -         (1,718)
                 ----------- ------------  ------------ --------------
  Earnings before
   income taxes  $   19,941  $      5,423 $          -   $     25,364
                 =========== ============ ============= ==============
Segment assets   $1,790,877  $    133,246                $  1,924,123
                 =========== ============               ==============
Goodwill         $  749,038  $      5,757                $    754,795
                 =========== ============               ==============

(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, loss on extinguishment of debt, gain (loss) on disposal of assets, minority interests and management fees. Management fees represent monitoring and advisory fees paid to Texas Pacific Group ("TPG"), the Company's majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles ("GAAP"), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company's senior secured credit facilities and may not be comparable to similarly titled measures of other companies.





                         IASIS HEALTHCARE LLC
                   Segment Information (Unaudited)
                            (in thousands)


                           For the Nine Months Ended June 30, 2007
                        ----------------------------------------------
                                    Health
                        Acute Care   Choice  Eliminations Consolidated
                        ----------- -------- ------------ ------------
Acute care revenue      $1,030,212  $      -     $     -   $1,030,212
Premium revenue                  -   329,949           -      329,949
Revenue between segments     8,703         -      (8,703)           -
                        ----------- -------- ------------ ------------
  Net revenue            1,038,915   329,949      (8,703)   1,360,161

Salaries and benefits      403,132    10,888           -      414,020
Supplies                   157,903       227           -      158,130
Medical claims                   -   282,946      (8,703)     274,243
Other operating expenses   203,174    11,484           -      214,658
Provision for bad debts     99,757         -           -       99,757
Rentals and leases          25,400       866           -       26,266
Business interruption
 insurance recoveries       (3,443)        -           -       (3,443)
                        ----------- -------- ------------ ------------
  Adjusted EBITDA (1)      152,992    23,538           -      176,530

Interest expense, net       52,074         -           -       52,074
Depreciation and
 amortization               52,218     2,664           -       54,882
Loss on extinguishment
 of debt                     6,229         -           -        6,229
Management fees              3,560         -           -        3,560
                        ----------- -------- ------------ ------------
Earnings before loss on
 disposal of assets,
 minority interests and
 income taxes               38,911    20,874           -       59,785
Loss on disposal of
 assets, net                (1,243)        -           -       (1,243)
Minority interests          (3,654)        -           -       (3,654)
                        ----------- -------- ------------ ------------
  Earnings before income
   taxes                $   34,014  $ 20,874     $     -   $   54,888
                        =========== ======== ============ ============
Segment assets          $1,993,320  $147,210               $2,140,530
                        =========== ========              ============
Capital expenditures    $  150,488  $    331               $  150,819
                        =========== ========              ============
Goodwill                $  750,722  $  5,757               $  756,479
                        =========== ========              ============

                           For the Nine Months Ended June 30, 2006
                        ----------------------------------------------
                                    Health
                        Acute Care   Choice  Eliminations Consolidated
                        ----------- -------- ------------ ------------
Acute care revenue      $  919,855  $      -     $     -   $  919,855
Premium revenue                  -   298,541           -      298,541
Revenue between segments     7,047         -      (7,047)           -
                        ----------- -------- ------------ ------------
  Net revenue              926,902   298,541      (7,047)   1,218,396

Salaries and benefits      341,941     9,391           -      351,332
Supplies                   143,548       194           -      143,742
Medical claims                   -   260,617      (7,047)     253,570
Other operating expenses   172,161     9,689           -      181,850
Provision for bad debts    110,302         -           -      110,302
Rentals and leases          25,457       799           -       26,256
Business interruption
 insurance recoveries       (8,320)        -           -       (8,320)
                        ----------- -------- ------------ ------------
  Adjusted EBITDA (1)      141,813    17,851           -      159,664

Interest expense, net       52,376         -           -       52,376
Depreciation and
 amortization               52,130     2,537           -       54,667
Management fees              3,142         -           -        3,142
                        ----------- -------- ------------ ------------
Earnings before loss on
 disposal of assets,
 minority interests and
 income taxes               34,165    15,314           -       49,479
Loss on disposal of
 assets, net                  (840)        -           -         (840)
Minority interests          (2,388)        -           -       (2,388)
                        ----------- -------- ------------ ------------
  Earnings before income
   taxes                $   30,937  $ 15,314     $     -   $   46,251
                        =========== ======== ============ ============
Segment assets          $1,790,877  $133,246               $1,924,123
                        =========== ========              ============
Capital expenditures    $   92,968  $    278               $   93,246
                        =========== ========              ============
Goodwill                $  749,038  $  5,757               $  754,795
                        =========== ========              ============

(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, loss on extinguishment of debt, loss on disposal of assets, minority interests and management fees. Management fees represent monitoring and advisory fees to TPG, the Company's majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company's senior secured credit facilities and may not be comparable to similarly titled measures of other companies.




                         IASIS HEALTHCARE LLC
        Consolidated Financial and Operating Data (Unaudited)


                                    Quarter Ended    Nine Months Ended
                                       June 30,          June 30,
                                  ------------------ -----------------
                                    2007      2006     2007     2006
                                  --------- -------- -------- --------
Consolidated Hospitals
Number of hospitals at end of
 period                                15        14       15       14
Beds in service at end of period    2,517     2,199    2,517    2,199
Average length of stay (days)        4.60      4.57     4.60     4.59
Occupancy rates (average beds in
 service)                            50.0%     50.9%    51.6%    51.6%
Admissions                         24,527    22,275   72,440   66,596
  Percentage change                  10.1%               8.8%
Adjusted admissions                39,743    36,692  116,073  108,675
  Percentage change                   8.3%               6.8%
Patient days                      112,894   101,769  332,884  305,613
Adjusted patient days             175,890   161,680  513,611  481,835
Outpatient revenue as a % of gross
 patient revenue                     36.0%     36.7%    35.0%    36.0%

Same-Facility Hospitals (1)
Number of hospitals at end of
 period                                14        14       14       14
Beds in service at end of period    2,280     2,199    2,280    2,199
Average length of stay (days)        4.57      4.57     4.58     4.59
Occupancy rates (average beds in
 service)                            49.9%     50.9%    51.9%    51.6%
Admissions                         22,312    22,275   68,612   66,596
  Percentage change                   0.2%               3.0%
Adjusted admissions                36,588    36,692  110,694  108,675
  Percentage change                  (0.3%)              1.9%
Patient days                      101,979   101,769  313,953  305,613
Adjusted patient days             160,340   161,680  487,009  481,835
Outpatient revenue as a % of gross
 patient revenue                     36.4%     36.7%    35.3%    36.0%

(1) Includes Alliance Hospital in Odessa, Texas, which was acquired effective May 31, 2007, and immediately merged into Odessa Regional Hospital to form Odessa Regional Medical Center.





                         IASIS HEALTHCARE LLC
   Supplemental Consolidated Statements of Operations Information
                              (Unaudited)
                            (in thousands)



                                     Quarter Ended   Nine Months Ended
                                        June 30,          June 30,
                                    ---------------- -----------------
                                      2007    2006     2007     2006
                                    -------- ------- -------- --------
Consolidated Results
Net earnings                        $ 6,308  $15,912 $ 33,846 $ 28,495
Add:
  Interest expense, net              17,834   17,438   52,074   52,376
  Income tax expense                  3,104    9,452   21,042   17,756
  Depreciation and amortization      19,782   16,251   54,882   54,667
  Loss on extinguishment of debt      6,229        -    6,229        -
  Loss (gain) on disposal of assets,
   net                                  (70)     710    1,243      840
  Minority interests                    800    1,718    3,654    2,388
  Management fees                     1,187    1,047    3,560    3,142
                                    -------- ------- -------- --------
Adjusted EBITDA (1)                 $55,174  $62,528 $176,530 $159,664
                                    ======== ======= ======== ========

(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, loss on extinguishment of debt, loss (gain) on disposal of assets, minority interests and management fees. Management fees represent monitoring and advisory fees paid to TPG, the Company's majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company's senior secured credit facilities and may not be comparable to similarly titled measures of other companies.





                         IASIS HEALTHCARE LLC
       Supplemental Operating Measures Adjusted for Comparative
                         Analysis (Unaudited)
           (in thousands, except for statistical measures)


                             For the Quarter Ended June 30, 2007
                       -----------------------------------------------
                                                             % of
                                                            Revenue
                                                         -------------
                                               Non-GAAP
                                  Uninsured     Adjusted         Non-
                         GAAP      Discounts    Amounts          GAAP
                        Amounts       (2)         (3)     GAAP    (3)
                       --------- ------------- --------- ------ ------
Acute Care Segment
Net revenue (1)        $360,187       $12,919  $373,106  100.0% 100.0%

Salaries and benefits   144,818             -   144,818   40.2   38.8
Supplies                 55,444             -    55,444   15.4   14.9
Other operating
 expenses                72,437             -    72,437   20.1   19.4
Provision for bad debts  33,892        12,919    46,811    9.4   12.5
Rentals and leases        8,237             -     8,237    2.3    2.2

Net patient revenue per
 adjusted admission    $  8,903       $   325  $  9,228
Percentage change from
 prior year                 4.9%                    6.4%

Same-Facility (4)
Net revenue (1)        $333,583       $12,028  $345,611

Net patient revenue per
 adjusted admission    $  8,970       $   329  $  9,299
Percentage change from
 prior year                 5.7%                    7.2%

                             For the Quarter Ended June 30, 2006
                       -----------------------------------------------
                                                             % of
                                                            Revenue
                                                         -------------
                                               Non-GAAP
                                                Adjusted         Non-
                         GAAP     Uninsured     Amounts          GAAP
                        Amounts   Discounts(2)    (3)     GAAP    (3)
                       --------- ------------- --------- ------ ------
Acute Care Segment
Net revenue (1)        $317,532       $ 6,773  $324,305  100.0% 100.0%

Salaries and benefits   117,031             -   117,031   36.9   36.1
Supplies                 48,737             -    48,737   15.3   15.0
Other operating
 expenses                62,365             -    62,365   19.6   19.2
Provision for bad debts  32,800         6,773    39,573   10.3   12.2
Rentals and leases        8,665             -     8,665    2.7    2.7

Net patient revenue per
 adjusted admission    $  8,488       $   184  $  8,672
Percentage change from
 prior year                 4.3%                    6.6%

(1) Acute care revenue represents total net revenue of the segment prior to the elimination of revenue between segments.

(2) Includes the impact of discounts provided to uninsured patients for the period. During the third quarter of fiscal 2006, IASIS implemented an uninsured discount program offering discounts to all uninsured patients receiving healthcare services who do not qualify for assistance under state Medicaid, other federal or state assistance plans or charity care. In the acute care segment, IASIS recorded $12.9 million and $6.8 million of uninsured discounts during the third quarter of fiscal 2007 and 2006, respectively.

(3) Acute care revenue, the provision for bad debts and certain operating expense categories as a percentage of acute care revenue have been adjusted to present certain financial measures on a basis comparative with prior periods. Management believes these non-GAAP financial measures are useful for the purpose of providing disclosure of the Company's results of operations consistent with those used by management. While management believes these non-GAAP financial measures provide useful information for period-to-period comparisons, GAAP measures should be used when evaluating financial performance or liquidity.

(4) Includes Alliance Hospital in Odessa, Texas, which was acquired effective May 31, 2007, and immediately merged into Odessa Regional Hospital to form Odessa Regional Medical Center.





                         IASIS HEALTHCARE LLC
  Supplemental Operating Measures Adjusted for Comparative Analysis
                              (Unaudited)
           (in thousands, except for statistical measures)


                          For the Nine Months Ended June 30, 2007
                     -------------------------------------------------
                                                             % of
                                                            Revenue
                                                         -------------
                                              Non-GAAP
                                  Uninsured    Adjusted          Non-
                        GAAP       Discounts   Amounts           GAAP
                        Amounts       (2)         (3)     GAAP    (3)
                      ----------  ----------  ---------- ------ ------
Acute Care Segment
Net revenue (1)      $1,038,915  $   38,321  $1,077,236  100.0% 100.0%
Salaries and benefits   403,132           -     403,132   38.8   37.4
Supplies                157,903           -     157,903   15.2   14.7
Other operating
 expenses               203,174           -     203,174   19.6   18.9
Provision for bad
 debts                   99,757      38,321     138,078    9.6   12.8
Rentals and leases       25,400           -      25,400    2.4    2.4

Net patient revenue
 per adjusted
 admission           $    8,794  $      331  $    9,125
Percentage change
 from prior year            5.2%                    8.3%

Same-Facility (4)
Net revenue (1)      $  994,887  $   37,430  $1,032,317

Net patient revenue
 per adjusted
 admission           $    8,839  $      339  $    9,178
Percentage change
 from prior year            5.7%                    8.9%

                          For the Nine Months Ended June 30, 2006
                     -------------------------------------------------
                                                             % of
                                                         -------------
                                                            Revenue
                                                         -------------
                                              Non-GAAP
                                  Uninsured    Adjusted          Non-
                        GAAP       Discounts   Amounts           GAAP
                        Amounts       (2)         (3)     GAAP    (3)
                      ----------  ----------  ---------- ------ ------
Acute Care Segment
Net revenue (1)      $  926,902  $    6,773  $  933,675  100.0% 100.0%

Salaries and benefits   341,941           -     341,941   36.9   36.6
Supplies                143,548           -     143,548   15.5   15.4
Other operating
 expenses               172,161           -     172,161   18.6   18.4
Provision for bad
 debts                  110,302       6,773     117,075   11.9   12.5
Rentals and leases       25,457           -      25,457    2.7    2.7

Net patient revenue
 per adjusted
 admission           $    8,362  $       86  $    8,448
Percentage change
 from prior year            4.7%                    5.8%

(1) Acute care revenue represents total net revenue of the segment prior to the elimination of revenue between segments.

(2) Includes the impact of discounts provided to uninsured patients for the period. During the third quarter of fiscal 2006, IASIS implemented an uninsured discount program offering discounts to all uninsured patients receiving healthcare services who do not qualify for assistance under state Medicaid, other federal or state assistance plans or charity care. In the acute care segment, IASIS recorded $38.3 million and $6.8 million of uninsured discounts during the nine months ended June 30, 2007 and 2006, respectively.

(3) Acute care revenue, the provision for bad debts and certain operating expense categories as a percentage of acute care revenue have been adjusted to present certain financial measures on a basis comparative with prior periods. Management believes these non-GAAP financial measures are useful for the purpose of providing disclosure of the Company's results of operations consistent with those used by management. While management believes these non-GAAP financial measures provide useful information for period-to-period comparisons, GAAP measures should be used when evaluating financial performance or liquidity.

(4) Includes Alliance Hospital in Odessa, Texas, which was acquired effective May 31,2007, and immediately merged into Odessa Regional Hospital to form Odessa Regional Medical Center.

    CONTACT: IASIS Healthcare(R) LLC
             Investor contact:
             W. Carl Whitmer, 615-844-2747
             Chief Financial Officer
             or
             News media contact:
             Tomi Galin, 615-467-1255
             Vice-President, Marketing & Communications